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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 21, 2003


                        COMMISSION FILE NUMBER 001-12138




                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                                      51-0297556
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)





         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

The purpose of this report is to file additional information about CITGO Petroleum Corporation, a wholly-owned subsidiary of PDV America, Inc.

ITEM 7. EXHIBITS

         C. EXHIBITS

                  Exhibit 23.1 Consent of Independent Auditors

                  Exhibit 99.1 Financial Statements of CITGO Petroleum
                               Corporation for the year ended December 31, 2002





                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 21, 2003.


                                PDV AMERICA, INC.


Date:  February 21, 2003        /s/ Carlos Jorda
                                -----------------------------------------
                                    Carlos Jorda
                                    President and Chief Executive Officer




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
EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
23.1           Consent of Independent Auditors

99.1           Financial Statements of CITGO Petroleum
               Corporation for the year ended December 31, 2002